SCHEDULE 14-A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

PSB Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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October 1, 2009

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of PSB Holdings, Inc. (the “Company”). The Company is the holding company of Putnam Bank, and our common stock is traded on the NASDAQ Global Market under the symbol “PSBH.” The Annual Meeting will be held at the Quinebaug Valley Community College, Room 101 located at 742 Upper Maple Street, Danielson, Connecticut, at 9:00 a.m., Connecticut Time, on Friday, November 6, 2009.

The enclosed Notice of Annual Meeting and proxy statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Executive officers of the Company, as well as a representative of our independent registered public accounting firm, will be present to respond to any questions that stockholders may have.

The Annual Meeting is being held so that stockholders may consider the election of directors and the ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the Company’s independent registered public accounting firm for fiscal year 2010. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends that you elect the three nominees as directors and vote “FOR” the appointment of Shatswell, MacLeod & Company, P.C. as the Company’s independent registered public accounting firm.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

Thomas A. Borner
Chairman and Chief Executive Officer

PSB Holdings, Inc.
40 Main Street
Putnam, Connecticut 06260
(860) 928-6501

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On November 6, 2009

Notice is hereby given that the Annual Meeting of Stockholders of PSB Holdings, Inc. (the “Company”) will be held at the Quinebaug Valley Community College, Room 101 located at 742 Upper Maple Street, Danielson, Connecticut, on Friday, November 6, 2009 at 9:00 a.m., Connecticut Time.

A Proxy Card and a proxy statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	The election of three directors to the Board of Directors;

2.	The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2010; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 16, 2009, are the stockholders entitled to vote at the Annual Meeting, and at any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at 40 Main Street, Putnam, Connecticut, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

Robert J. Halloran, Jr.
Corporate Secretary
October 1, 2009

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on November 6, 2009: The Company’s proxy statement, including this Notice of Annual Meeting of Stockholders, and PSB Holdings, Inc.’s 2009 Annual Report To Stockholders On Form 10-K are each available on the Internet at http://www.cfpproxy.com/5696. If you need directions to attend the annual meeting and to vote in person, please call us at (860) 928-6501 ext. 3057.

PROXY STATEMENT

PSB Holdings, Inc.
40 Main Street Putnam, Connecticut 06260 (860) 928-6501

ANNUAL MEETING OF STOCKHOLDERS
November 6, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of PSB Holdings, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the Quinebaug Valley Community College, Room 101 located at 742 Upper Maple Street, Danielson, Connecticut, on Friday, November 6, 2009, at 9:00 a.m., Connecticut Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders, this Proxy Statement and the Revocable Proxy are first being mailed to stockholders on or about October 1, 2009.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

VOTING PROCEDURES AND METHODS OF COUNTING VOTES

Holders of record of the Company’s common stock, par value $0.10 per share, as of the close of business on September 16, 2009 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, the Company had 6,529,209 shares issued and outstanding, 3,729,846 of which were held by Putnam Bancorp, MHC (the “Mutual Holding Company”), and 2,799,363 of which were held by stockholders other than the Mutual Holding Company. The presence in person or by proxy of a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies. However, the presence by proxy of the Mutual Holding Company’s shares will assure a quorum is present at the Annual Meeting.

In accordance with the provisions of the Company’s Charter, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. The Limit does not apply to shares of common stock held by the Mutual Holding Company.

As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR the election of the three nominees proposed by the Board, to WITHHOLD AUTHORITY to vote for the nominees being proposed, or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

As to the ratification of Shatswell, MacLeod & Company, P.C. as the Company’s independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on the ratification. The ratification of this matter shall be determined by a majority of the shares present and voting, without regard to broker non-votes or proxies marked ABSTAIN.

Management of the Company anticipates that the Mutual Holding Company, the majority stockholder of the Company, will vote all of its shares in favor of all the matters set forth above. If the Mutual Holding Company votes all of its shares in favor of the election of the three nominees proposed by the Board and in favor of the ratification of Shatswell, MacLeod & Company, P.C. as the Company’s independent registered public accounting firm, the approval of each such proposal would be assured.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Board of Directors of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the Company’s outstanding shares of common stock, and all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)	Percent of Shares of Common Stock Outstanding
Principal Stockholders:

Putnam Bancorp, MHC	3,729,846	57.1%
40 Main Street
Putnam, Connecticut 06260

Putnam Bancorp, MHC (2)	4,323,814	66.2%
and all Directors and Executive Officers
as a group (9 persons)
40 Main Street
Putnam, Connecticut 06260

(1)
For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose of or direct the disposition of shares. The table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2)
The Company’s executive officers and directors are also executive officers and directors of Putnam Bancorp, MHC. Excluding shares held by Putnam Bancorp, MHC, the Company’s executive officers and directors owned an aggregate of 593,968 shares, or 9.1% of the outstanding shares.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors consists of nine members, and is divided into three classes, with one class of directors elected each year. Directors of the Company are generally elected to serve for a three-year period and until their respective successors have been elected and qualified. The Nominating Committee of the Board of Directors has nominated three individuals to stand for election as directors, each to serve for a three-year term and until their successor has been elected and shall qualify. The nominees are Thomas A. Borner, Richard A. Loomis and John P. Miller. Each nominee is prepared to serve, if elected; each nominee is currently a member of the Board of Directors.

The table below sets forth certain information as of September 16, 2009 regarding the current members of the Company’s Board of Directors and the nominees, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

Name (1)	Age	Positions Held	Director Since (2)	Current Term to Expire	Shares of Common Stock Beneficially Owned on Record Date (3) (4) (5)		Percent of Class
		NOMINEES
Thomas A. Borner	55	Chairman of the Board and	1987	2009	216,292	(11)	3.31%
		Chief Executive Officer
Richard A. Loomis	51	Director	2002	2009	37,528	(12)	0.57%
John P. Miller	51	Director	2006	2009	9,675		0.15%

		DIRECTORS CONTINUING IN OFFICE
Charles W. Bentley, Jr.	56	Director	2006	2010	96,389	(9)	1.48%
Paul M. Kelly	58	Director	1993	2010	64,358	(10)	0.99%
Charles H. Puffer	58	Director	1984	2010	68,578		1.05%
Mary E. Patenaude	64	Director	1991	2011	43,433	(6)	0.67%
Robert J. Halloran, Jr.	55	Director, President and	2006	2011	45,715	(7)	0.70%
		Chief Financial Officer
Jitendra K. Sinha	60	Director	2007	2011	12,000	(8)	0.18%

					593,968		9.10%

(1)
The mailing address for each person listed is 40 Main Street, Putnam, Connecticut 06260. Each of the persons listed is also a director of Putnam Bancorp, MHC, which owns the majority of the Company’s issued and outstanding shares of common stock.

(2)	Reflects initial appointment to the Board of Trustees of the mutual predecessor to Putnam Bank, if applicable.
(3)	Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power.

(4)
Included in the shares beneficially owned by the listed individuals are options to purchase shares of Company stock, which are exercisable within 60 days of November 6, 2009, as follows: Mr. Borner – 48,990; Mr. Kelly – 19,052; Mr. Loomis – 8,164; Ms. Patenaude – 19,052; Mr. Puffer – 19,052; Mr. Halloran – 27,216; Mr. Miller – 1,200; Mr. Bentley – 1,200.

(5)
Included in the shares beneficially owned by the listed individuals includes shares of restricted stock, which were granted under the PSB Holdings, Inc. 2005 Stock-Based Incentive Plan, as follows: Mr. Borner – 34,021; Mr. Kelly – 9,526; Mr. Loomis – 4,083; Ms. Patenaude – 9,526; Mr. Puffer – 9,526; Mr. Halloran – 9,526; Mr. Miller – 1,000; Mr. Bentley – 1,000.

(6)	Includes 6,705 shares held in Trust.

(7)	Includes 1,673 allocated shares held in ESOP. Mr. Halloran has 5,716 shares pledged as collateral.

(8)	Includes 12,000 shares held jointly with Mr. Sinha’s spouse.

(9)	Includes 22,640 shares held by Mr. Bentley’s spouse.

(10)	Includes 5,781 shares held in Trust.

(11)	Includes 1,832 allocated shares under the Putnam Bank Employee Stock Ownership Plan (“ESOP”) and 131,449 shares held jointly with Mr. Borner’s spouse.

(12)	Includes 2,018 shares in Trust.

The principal occupation during the past five years of each director and nominee for director is set forth below. All such persons have held their present positions for five years unless otherwise stated.

Directors

Charles W. Bentley, Jr. is Owner and Chief Executive Officer of Colt’s Plastics Company, Inc. in Dayville, Connecticut, where he has been employed for the last thirty-five years. Colt’s Plastics is recognized as a global market leader in the plastics industry.

Thomas A. Borner is Chairman of the Board and Chief Executive Officer of the Company and of Putnam Bank. Mr. Borner has served as a Director and Chairman of the Board of the Company since its formation in 2003, as a director of the Bank since 1987 and as Chairman of the Board of the Bank since 1992. In addition, Mr. Borner was Interim Chief Executive Officer of the Bank from 1999 to 2000. Since October 2005, Mr. Borner has been principal of the law offices of Thomas A. Borner, located in Putnam, Connecticut. Prior to October 2005, Mr. Borner served as “of counsel” to the law firm of Borner Scola Hill Baruti Vancini & Smith, located in Putnam, Connecticut.

Robert J. Halloran, Jr. is President and Chief Financial Officer of Putnam Bank and the Company. He joined Putnam Bank and the Company in 2004 and, until his appointment as President in June 2006, served as Senior Vice President and Chief Financial Officer of Putnam Bank and Vice President and Treasurer of the Company. Prior to joining Putnam Bank and the Company, Mr. Halloran served as Chief Financial Officer of Commerce Bank & Trust Company.

Paul M. Kelly is the Treasurer of Kelly’s Tire, Inc., an automotive tire retail business, located in Putnam, Connecticut.

Richard A. Loomis is the owner and operator of Loomis Real Estate located in Putnam, Connecticut.

John P. Miller is the President and Owner of the National Chromium Company, Inc., a metal finishing company that specializes in chromium and nickel coatings, servicing accounts across the United States. Mr. Miller, an MBA, also serves as Adjunct Instructor of Business Management at Quinebaug Valley Community College, located in Danielson, Connecticut.

Mary E. Patenaude is the owner and sole proprietor of Pomfret Spirit Shoppe, located in Pomfret, Connecticut.

Charles H. Puffer is the owner and operator of Leschke-Puffer Insurance Agency, Inc., located in Putnam, Connecticut.

Jitendra K. Sinha is owner and operator of Putnam Supermarket, Inc., located in Putnam, Connecticut.

Section 16(a) Beneficial Ownership Reporting Compliance

The common stock of the Company is registered with the SEC pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Officers and directors of the Company and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company’s common stock to file a Form 3, 4, or 5 on a timely basis. Based upon the Company’s review of the Forms 3, 4 and 5 filed with the SEC, the Company believes that no officer, director or 10% beneficial owner failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 2009.

Board Independence

The Board of Directors has determined that, except for Messrs. Borner and Halloran, each member of the Board is an “independent director” within the meaning of Rule 4200(a)(15) of the NASDAQ corporate governance listing standards. Messrs. Borner and Halloran are not considered independent because they serve as executive officers of the Company. In determining the independence of the independent directors listed above, the Board of Directors reviewed the following transactions, which are not required to be reported under “—Transactions With Certain Related Persons,” below:

Mary E. Patenaude: $100,000 line of credit, $53,911 outstanding at June 30, 2009

Jitendra K. Sinha: $5,000 loan relationship

Charles H. Puffer: Leschke-Puffer Insurance Agency, Inc. received commissions totaling $42,281 for writing Putnam Bank’s medical insurance, workers’ compensation, life insurance and long-term disability policies during the fiscal year ended June 30, 2009.

Meetings and Committees of the Board of Directors

General. The business of the Company is conducted at regular and special meetings of the full Board and its standing committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the NASDAQ Stock Market) meet in executive session at least annually and held two meetings during fiscal 2009. The standing committees consist of the Compensation Committee and the Audit Committee. During the year ended June 30, 2009, the Board of Directors of the Company held 24 meetings. No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served).

While the Company has no formal policy on director attendance at annual meetings of stockholders, all directors are encouraged to attend. Each of the then-current directors attended last year’s Annual Meeting of Stockholders.

Compensation Committee. The Compensation Committee of the Board of Directors is responsible for developing compensation guidelines and for recommending the compensation for the Chief Executive Officer, President and Chief Financial Officer and other senior executive officers. The Compensation Committee consists of directors Richard A. Loomis, Paul M. Kelly, Mary E. Patenaude, Jitendra K. Sinha, John P. Miller, Charles W. Bentley, Jr. and Charles H. Puffer. No member of the Compensation Committee is a current or former officer or employee of PSB Holdings, Inc., Putnam Bank or any subsidiary. Each member of the Compensation Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Compensation Committee met once during the fiscal year ended June 30, 2009. The Compensation Committee does not operate under a written charter.

The Company’s philosophy is to align executive compensation with the interests of stockholders and to determine appropriate compensation levels that will enable the Company to meet the following objectives:

●	To attract, retain and motivate an experienced, competent executive management team;

●	To reward the executive management team for the enhancement of stockholder value based on our annual earnings performance and the market price of our stock;

●	To provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

●	To encourage ownership of Company common stock through stock-based compensation at all levels of management; and

●	To maintain compensation levels that are competitive with other financial institutions, and particularly those in the Company’s peer group based on asset size and market area.

The Compensation Committee considers a number of factors in its decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of the Company and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer. The Compensation Committee and the Chief Executive Officer review the same information in connection with this recommendation.

The base salary levels for the Company’s executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company’s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for the given executive officer. The Compensation Committee has utilized bank compensation surveys compiled by the America’s Community Bankers as well as other surveys prepared by trade groups and independent benefit consultants. In setting the base salaries, the Compensation Committee also considers a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and the knowledge of the position. These factors are considered subjectively and none of the factors are accorded a specific weight.

Nomination Procedures. The Board of Directors of the Company has not established a separate standing Nomination Committee of the Board. Instead, nominations for director must be approved by a majority of the Board of Directors and a majority of the independent directors of the Board of Directors. The Board of Directors believes that it is the responsibility of the entire Board of Directors to participate in the identification, evaluation, recruitment and selection of qualified directors and, therefore, has not delegated this function to a committee of the Board. PSB Holdings, Inc. relies upon NASDAQ’s “Controlled Company Exemption” from the independence requirements with respect to nominating committees for companies with majority stockholders. PSB Holdings, Inc. is a “Controlled Company” because more than 50% of its shares of common stock are owned by Putnam Bancorp, MHC. The Board of Directors, acting as the Nomination Committee, met once during the year ended June 30, 2009.

The Board of Directors intends to identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Board would solicit suggestions for director candidates from all Board members. In addition, the Board may engage a third party to assist in the identification of director nominees. During the year ended June 30, 2009, the Company did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director. The Board would seek to identify a candidate with consideration of the following criteria:

●	Contributes to the range of talent, skill and expertise appropriate for the Board;

●	Financial, regulatory and business experience, knowledge of banking and financial services industries;

●	Familiarity with the operations of public companies and ability to understand financial statements;

●	Familiarity with the Company’s market area and participation and ties to local businesses and local civic, charitable and religious organizations;

●	The ability to represent the best interests of the stockholders of the Company and the best interests of Putnam Bank;

●	The ability to devote sufficient time and energy to the performance of his or her duties;

●	Independence under applicable SEC and listing definitions; and

●	Current equity holdings in the Company.

Finally, if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as an audit committee financial expert, would be taken into account.

Procedures for the Recommendation of Director Nominees by Stockholders. The Board of Directors has adopted procedures for the submission of recommendations for director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Board of Directors will consider candidates submitted by the Company’s stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary, at 40 Main Street, Putnam, Connecticut 06260. The Corporate Secretary must receive a submission at least 90 days prior to the anniversary date of the mailing of the proxy statement relating to the preceding year’s annual meeting of stockholders. The submission must include the following information:

●
the name and address of the stockholder as they appear on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

●	the name, age, address and contact information for the candidate, as well as a statement of the candidate’s occupation or employment; and

●	a written consent that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

There have been no material changes to these procedures since they were previously disclosed in the proxy statement for the Company’s 2008 annual meeting of stockholders.

Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Board for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this Proxy Statement under the heading “Stockholder Proposals.”

Stockholder Communications with the Board. A stockholder of the Company who wishes to communicate with the Board or with any individual director may write to the Corporate Secretary of the Company, 40 Main Street, Putnam, Connecticut 06260, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

●	forward the communication to the director or directors to whom it is addressed;

●	attempt to handle the inquiry directly, for example where it is a request for information about the Company or a stock-related matter; or

●	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

The Audit Committee. The Audit Committee consists of directors Paul M. Kelly, Charles W. Bentley, Jr. and John P. Miller. Each member of the Audit Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board of Directors has determined that director Paul M. Kelly qualifies as an “audit committee financial expert” as that term is defined by the rules and regulations of the SEC. The duties and responsibilities of the Audit Committee include, among other things:

●	retaining, overseeing and evaluating an independent registered public accounting firm to audit the Company’s annual financial statements;

●	in consultation with the independent auditors and the internal auditor, reviewing the integrity of the Company’s financial reporting processes, both internal and external;

●	approving the scope of the audit in advance;

●	reviewing the financial statements and the audit report with management and the independent auditors;

●	considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the auditor’s independence;

●	reviewing earnings and financial releases and quarterly reports filed with the SEC;

●	consulting with the internal audit staff and reviewing management’s administration of the system of internal accounting controls;

●	approving all engagements for audit and non-audit services by the independent auditors; and

●	reviewing the adequacy of the Audit Committee charter.

The Audit Committee met four times during the fiscal year ended June 30, 2009. The Audit Committee reports to the Board on its activities and findings. The Board of Directors has adopted a written charter for the Audit Committee, which is available at the Company’s website at www.putnambank.com.

Audit Committee Report

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed “soliciting material,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended.

The Audit Committee has prepared the following report for inclusion in this Proxy Statement:

As part of its ongoing activities, the Audit Committee has:

●	Reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2009;

●	Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance, as amended; and

●
Received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence, and has discussed with the independent auditors their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Paul M. Kelly
Charles W. Bentley, Jr.
John P. Miller

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the Company’s officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company’s website at www.putnambank.com. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company’s website.

Executive Compensation

The following table sets forth for the years ended June 30, 2009 and 2008 certain information as to the total remuneration paid by us to Mr. Borner, who serves as Chairman and Chief Executive Officer, and the only other highly compensated executive officer of the Company other than Mr. Borner (“Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($) (1)	Option awards ($) (1)	Non-equity incentive plan compensation ($) (2)	Nonqualified deferred compensation earnings ($)(3)	All other compensation ($) (4)	Total ($)
Thomas A. Borner,	2009	225,750	0	72,125	24,454	40,000	0	25,275	387,604
Chairman and Chief	2008	186,923	0	72,125	24,454	40,000	2,493	28,912	354,907
Executive Officer

Robert J. Halloran, Jr.,	2009	176,211	0	20,195	13,585	10,000	0	17,205	237,196
President and Chief	2008	152,885	0	20,195	13,585	25,000	0	20,091	231,756
Financial Officer

(1)
Reflects the amount expensed in accordance with Statement of Financial Accounting Standards No. 123(R) during fiscal 2009 and 2008 with respect to awards of restricted stock and stock options granted to each of the Named Executive Officers. For a discussion of the assumptions used to establish the valuation of the restricted stock awards and stock options, reference is made to “Note 10 – Stock-Based Compensation” included in the Audited Financial Statements filed as part of our Annual Report on Form 10-K for the Year Ended June 30, 2009.

(2)	Amounts included in the “Non-equity incentive plan compensation” column are based on the Company’s incentive plan, which is discussed below under “Incentive Plan”.
(3)
For 2008, reflects the “above-market” portion of interest earned on deferred compensation, calculated in accordance with SEC regulations as that amount of interest in excess of 120% of the monthly federal long-term rate of 4.80% as of June 2007. There was no such “above market” interest for 2009.

(4)	The compensation represented by the amounts for 2009 set forth in the All Other Compensation column for the Named Executive Officers is detailed in the following table.

	401(k) plan contributions	ESOP contributions	Life insurance premiums	Cash dividends on unvested restricted stock	Profit sharing contributions	Total all other compensation
Thomas A. Borner	$2,359	$2,020	$360	$6,736	$13,800	$25,275

Robert J. Halloran, Jr.	$1,818	$1,902	$360	$1,619	$11,506	$17,205

Benefit Plans

Insurance Plan. Putnam Bank provides its full-time officers and employees with health and life insurance.

Deferred Compensation Retirement Plan. Putnam Bank maintains a deferred compensation retirement plan for the benefit of directors designated by the board to participate in the plan. The plan was frozen as of July 1, 2004, and no further contributions have been made to the plan since that date. As of each valuation date, the participants’ accounts have been credited with an investment return equal to the New York prime rate of interest, compounded monthly.

The participant’s account will be distributed to the participant (or the participant’s beneficiary in the event of death) in periodic installments (at least annually) as elected by the participant or the participant’s beneficiary. In the event the annual installment exceeds $10,000, the maximum distribution period will be ten years. In the event the participant’s account is less than $10,000, distribution will be made in a lump sum. Distribution will be made within 60 days of a participant’s normal or late retirement. In the event of termination of service due to disability, distribution will be made within 60 days following the close of the plan year in which termination of service occurs. In the event a participant terminates service for any reason other than normal retirement, disability or death, distribution will commence within the later of 60 days following the close of the plan year in which the participant terminates service or 60 days after the participant’s election to commence payment is delivered to the plan administrator. In the event of a participant’s death prior to termination of service, the participant’s account will be distributed to his or her beneficiary. If the participant dies after termination of service but prior to the complete distribution of his account balance, the undistributed balance will be distributed to the participant’s beneficiary in annual installments over three years unless the beneficiary elects otherwise.

In 2004, the deferred compensation retirement plan was amended to permit the directors to elect to invest their existing account balances in common stock of the Company. A rabbi trust was established and holds only the shares of Company common stock acquired by the plan.

Incentive Plan. On an annual basis, Putnam Bank may establish a pool of money for a discretionary incentive compensation plan for the benefit of its employees, including the Named Executive Officers. The Board of Directors is responsible for formulating an amount to be distributed, based upon Putnam Bank’s performance. To be eligible for an award, a participant must be employed by April 1 of the plan year and must remain employed through the date of disbursement. For the year ended June 30, 2009, the Named Executive Officers received bonuses of approximately 12.4% of their respective base salaries.

Outstanding Equity Awards at Year End. The following table sets forth information with respect to outstanding equity awards as of June 30, 2009 for the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2009 (1)

	Option awards					Stock awards

Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)

Thomas A. Borner	36,743	24,495	—	10.60	11/07/15	13,608	65,999	—	—
Robert J. Halloran, Jr.	20,412	13,609	—	10.60	11/07/15	3,810	18,479	—	—

(1)
All equity awards noted in this table were granted pursuant to the PSB Holdings, Inc. 2005 Stock-Based Incentive Plan, which was approved by stockholders on October 21, 2005, and represent all awards held at June 30, 2009 by the Named Executive Officers. On November 7, 2005, the Named Executive Officers were granted shares of restricted stock and stock options. Shares of restricted stock vest at a rate of 20% per year commencing on November 7, 2006. Stock options vest at a rate of 20% per year commencing on November 7, 2006, have an exercise price of $10.60, the closing price on the date of grant, and expire ten years from the date of grant.

(2)	Based upon a closing price of $4.85 as reported on the Nasdaq Global Market as of June 30, 2009.

Stock Benefit Plans

Employee Stock Ownership Plan and Trust. The Board of Directors of Putnam Bank has adopted an employee stock ownership plan. Employees who are at least 21 years old with at least one year of employment with Putnam Bank are eligible to participate. The employee stock ownership plan trust has borrowed funds from the Company and used those funds to purchase 257,062 shares of Company common stock. Collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan is being repaid principally from Putnam Bank discretionary contributions to the employee stock ownership plan over a period of up to 20 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. The interest rate for the loan is a floating rate equal to the prime rate. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan will be allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan vest at the rate of 20% per year, starting upon completion of three years of credited service, and will be fully vested upon completion of seven years of credited service, with credit given to participants for years of credited service with Putnam Bank’s mutual predecessor prior to the adoption of the plan. A participant’s interest in his account under the plan fully vests in the event of termination of service due to a participant’s early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits are payable in the form of common stock and/or cash. Putnam Bank’s contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to SOP 93-6, the Company records compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. In the event of a change in control, the employee stock ownership plan will terminate.

Stock-Based Incentive Plan. The Company has adopted the PSB Holdings, Inc. 2005 Stock-Based Incentive Plan (the “Incentive Plan”), to provide officers, employees and directors of the Company or the Bank with additional incentives to share in the growth and performance of the Company. The Incentive Plan was approved by stockholders on October 21, 2005.

The Incentive Plan authorizes the issuance of up to 476,298 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, stock appreciation rights, reload options, and restricted stock awards, provided that no more than 136,085 shares may be issued as restricted stock awards, and no more than 340,213 shares may be issued pursuant to the exercise of stock options.

Employees and outside directors of the Company or its subsidiaries are eligible to receive awards under the Incentive Plan.

The Incentive Plan provides for awards in the form of stock options, reload options (“Reload Options”), and restricted stock awards. Stock options granted under the Incentive Plan may be either “Incentive Stock Options” as defined under Section 422 of the Internal Revenue Code or stock options not intended to qualify as such (“non-statutory stock options”). The Reload Options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload Options may also be granted to replace option shares retained by the employer for payment of the option holder’s withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a Reload Option is equal to the market value of the previously owned stock at the time it was surrendered. The option period during which the Reload Option may be exercised expires at the same time as that of the original option that the holder has exercised.

Pursuant to the Incentive Plan, on November 7, 2005, options to purchase 23,815 shares were granted to each non-employee director of the Company, except director Richard A. Loomis, who was granted options to purchase 10,206 shares. All such options were granted with an exercise price of $10.60 per share, the fair market value of the underlying shares on the date of the award. Awards vest in equal installments at a rate of 20% per year commencing on November 7, 2006. Pursuant to the Incentive Plan, on May 25, 2007, options to purchase 3,000 shares were granted to director John P. Miller and Charles W. Bentley, Jr. All such options were granted with an exercise price of $10.70 per share, the fair market value of the underlying shares on the date of the award. Awards vest in equal installments at a rate of 20% per year commencing on May 25, 2008. Awards will be 100% vested upon termination of employment due to death or disability, or following a change of control.

Pursuant to the Incentive Plan, on November 7, 2005, 9,526 shares of restricted stock were awarded to each non-employee director of the Company, except director Loomis, who was granted 4,083 shares. The market value per share of the common stock was $10.60 on the date of the grant, and as of such date the aggregate value of the 9,526 shares awarded to each outside director was $100,976, and the aggregate value of the shares awarded to director Loomis was $43,280. Awards vest in equal installments at a rate of 20% per year commencing on November 7, 2006. Pursuant to the Incentive Plan, on May 25, 2007, 1,000 shares of restricted stock were awarded to directors John P. Miller and Charles W. Bentley, Jr. The market value per share of the common stock was $10.70 on the date of the grant, and as of such date the aggregate value of the 1,000 shares awarded to each outside director was $10,700. Awards vest in equal installments at a rate of 20% per year commencing on May 25, 2008. Awards will be 100% vested upon termination of employment due to death or disability, or following a change of control.

Set forth below is information as of June 30, 2009 regarding equity compensation plans. Other than the ESOP, the Company does not have any equity compensation plans that were not approved by its stockholders.

Plan	Number of Securities to be Issued upon Exercise of Outstanding Options and Rights		Weighted Average Exercise Price		Number of Securities Remaining Available for Issuance under the Plans
Equity compensation plans approved by stockholders	343,289	(1)	$10.62	(2)	133,009	(3)

Equity compensation plans not approved by stockholders	—		—		—
Total	343,289	(1)	$10.62	(2)	133,009	(3)

(1)	Includes 120,368 shares of restricted stock and 222,921 options to purchase shares of common stock awarded under the Incentive Plan.
(2)	Relates to 222,921 outstanding stock options.
(3)	Includes 15,717 shares of restricted stock available for future issuance and 117,292 options available for issuance under the Incentive Plan.

Directors’ Compensation

The following table sets forth for the year ended June 30, 2009 certain information as to the total remuneration paid to directors other than Mr. Borner and Mr. Halloran.

DIRECTOR COMPENSATION TABLE FOR THE YEAR ENDED JUNE 30, 2009

Name	Fees earned or paid in cash ($)	Stock awards ($) (1)		Option awards ($) (1)		Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total

Charles W. Bentley, Jr.	18,850	2,140	(2)	934	(2)	0	0	0	21,924
Paul M. Kelly	18,250	20,195	(3)	9,510	(3)	0	0	0	47,955
Charles H. Puffer	18,500	20,195	(4)	9,510	(4)	0	0	0	48,205
Richard A. Loomis	17,200	8,656	(5)	4,075	(5)	0	0	0	29,931
John P. Miller	18,700	2,140	(6)	934	(6)	0	0	0	21,774
Mary E. Patenaude	18,200	20,195	(7)	9,510	(7)	0	0	0	47,905
Jitendra K. Sinha	17,800	0		0		0	0	0	17,800

(1)
Reflects the amount expensed in accordance with Statement of Financial Accounting Standards No. 123(R) during fiscal 2009 with respect to awards of restricted stock and stock options granted to each Director. For a discussion of the assumptions used to establish the valuation of the restricted stock awards and stock options, reference is made to “Note 10 – Stock-Based Compensation” included in the Audited Financial Statements filed as part of our Annual Report on Form 10-K for the Year Ended June 30, 2009.

(2)	At June 30, 2009, Mr. Bentley had 1,200 vested stock options outstanding, 1,800 unvested stock options and 600 unvested shares of restricted common stock.
(3)	As of June 30, 2009, Mr. Kelly had 14,289 vested stock options outstanding, 9,526 unvested stock options and 3,810 unvested shares of restricted common stock.
(4)	As of June 30, 2009, Mr. Puffer had 14,289 vested stock options outstanding, 9,526 unvested stock options and 3,810 unvested shares of restricted common stock.
(5)	As of June 30, 2009, Mr. Loomis had 6,123 vested stock options outstanding, 4,083 unvested stock options and 1,632 unvested shares of restricted common stock.
(6)	As of June 30, 2009, Mr. Miller had 1,200 vested stock options outstanding, 1,800 unvested stock options and 600 unvested shares of restricted common stock.
(7)	As of June 30, 2009, Ms. Patenaude had 14,289 vested stock options outstanding, 9,526 unvested stock options and 3,810 unvested shares of restricted common stock.

The Company currently pays no fees for service on the Board of Directors or Board committees. Putnam Bank pays each non-employee director an annual retainer of $8,000 and $300 for each board meeting that he/she attends. All non-employee Board committee members receive a fee of $150 for each committee meeting attended except that committee chairpersons receive a fee of $200 for each committee meeting attended. All non-employee Board members receive a fee of $500 for the annual Strategic Planning meeting. Putnam Bank paid fees totaling $127,500 to directors for the fiscal year ended June 30, 2009.

Transactions with Certain Related Persons

All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its common stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm’s-length negotiations with unaffiliated persons. Such transactions must be approved by a majority of the independent directors of the Company not having any interest in the transaction. In the ordinary course of business, Putnam Bank makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to Putnam Bank. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to Putnam Bank’s directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

In accordance with the listing standards of the NASDAQ Stock Market, any transactions that would be required to be reported under this section of this Proxy Statement must be approved by our audit committee or another independent body of the board of directors. In addition, any transaction with a director is reviewed by and subject to approval of the members of the board of directors who are not directly involved in the proposed transaction to confirm that the transaction is on terms that are no less favorable as those that would be available to us from an unrelated party through an arms-length transaction.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has approved the engagement of Shatswell, MacLeod & Company, P.C. to be the Company’s independent registered public accounting firm for the 2010 fiscal year, subject to the ratification of the engagement by the Company’s stockholders. Stockholder ratification of the selection of Shatswell, MacLeod & Company, P.C. is required by the Company’s Bylaws. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Shatswell, MacLeod & Company, P.C. for the Company’s fiscal year ending June 30, 2010. A representative of Shatswell, MacLeod & Company, P.C. is expected to attend the Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

Audit Fees. The fees for professional services rendered by Shatswell, MacLeod & Company, P.C. for the audit of the Company’s annual financial statements and for the review of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q were $92,000 for 2009. The fees for professional services rendered by Whittlesey & Hadley, P.C. for the audit of the Company’s annual financial statements and for the review of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q were $109,150 for 2008.

Audit-Related Fees. During the past two fiscal years, there were no aggregate fees for professional services by Shatswell, MacLeod & Company, P.C. or Whittlesey & Hadley, P.C. that were reasonably related to the performance of the audit.

Tax Fees. During the past two fiscal years, the fees for professional tax services such as tax advice, tax planning, tax compliance and the review of tax returns were $11,000 for Shatswell, MacLeod & Company, P.C. for 2009 and $11,500 for Whittlesey & Hadley, P.C. for 2008. All tax fees during 2009 and 2008 were pre-approved by the Audit Committee.

All Other Fees. There were no aggregate fees billed to the Company by Shatswell, MacLeod & Company, P.C. or Whittlesey & Hadley, P.C. during the past two years that are not described above.

The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm. The Audit Committee concluded that performing such services in fiscal 2009 did not affect the independent registered public accounting firm’s independence in performing its function as auditors of the Company’s financial statements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All tax fees for the past two fiscal years were pre-approved by the Audit Committee.

Dismissal of Prior Auditor

On July 16, 2008, the Audit Committee of the Company dismissed Whittlesey & Hadley, P.C. as the Company’s principal accountants for the 2009 fiscal year. On September 9, 2008, Whittlesey & Hadley, P.C. completed its audit of the Company’s consolidated financial statements as of and for the year ended June 30, 2008. Accordingly, the dismissal was effective September 9, 2008.

The audit reports of Whittlesey & Hadley, P.C. on the consolidated financial statements of the Company as of and for the years ended June 30, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2008 and 2007 and the subsequent interim period through September 9, 2008, there were no: (1) disagreements with Whittlesey & Hadley, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Whittlesey & Hadley, P.C.’s satisfaction, would have caused Whittlesey & Hadley, P.C. to make reference in connection with its opinion to the subject matter, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.

Vote requirement and recommendation

In order to ratify the selection of Shatswell, MacLeod & Company, P.C. as the independent registered public accounting firm for the 2010 fiscal year, the proposal must receive at least a majority of the votes cast “FOR” or “AGAINST”, either in person or by proxy, in favor of such ratification. The Audit Committee and the Board of Directors recommend a vote “FOR” the ratification of Shatswell, MacLeod & Company, P.C., as the Company’s independent registered public accounting firm for the 2010 fiscal year.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 40 Main Street, Putnam, Connecticut 06260, no later than June 3, 2010. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING

The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than five days prior to the date of the annual meeting. No other proposal shall be acted upon at the annual meeting. A stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days prior to the annual meeting, the proposal will be laid over for action at an adjourned, special or annual meeting taking place 30 days or more thereafter.

The date on which the next Annual Meeting of Stockholders is expected to be held is November 5, 2010. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2010 Annual Meeting of Stockholders must be made in writing and delivered to the Secretary of the Company no later than November 1, 2010.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

The Company’s 2009 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2009, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO ROBERT J. HALLORAN, JR., CORPORATE SECRETARY, PSB HOLDINGS, INC., 40 MAIN STREET, PUTNAM, CONNECTICUT 06260, OR CALL AT (860) 928-6501.

BY ORDER OF THE BOARD OF DIRECTORS

Robert J. Halloran, Jr.
Corporate Secretary
Putnam, Connecticut
October 1, 2009

REVOCABLE PROXY
PSB HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS
November 6, 2009

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Quinebaug Valley Community College, Room 101 located at 742 Upper Maple Street, Danielson, Connecticut on November 6, 2009, at 9:00 a.m., Connecticut time.  The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	VOTE WITHHELD	FOR ALL EXCEPT

1.	The election as directors of all nominees listed below, each to serve for the term specified after his or her name:	☐	☐	☐

Thomas A. Borner (three-year term) Richard A. Loomis (three-year term) John P. Miller (three-year term)

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		FOR	AGAINST	ABSTAIN
2.	The ratification of Shatswell, MacLeod & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2010.	☐	☐	☐

The Board of Directors recommends a vote “FOR” Proposal 1 and Proposal 2.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF SIGNED, WILL BE VOTED “FOR” PROPOSALS 1 AND 2.  IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement dated October 1, 2009, and audited financial statements.

Dated:	☐ Check Box if You Plan
to Attend Annual Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on November 6, 2009:  The Company’s proxy statement, including the Notice of Annual Meeting of Stockholders, and PSB Holdings, Inc.’s 2009 Annual Report To Stockholders On Form 10-K are each available on the Internet at http://www.cfpproxy.com/5696.  If you need directions to attend the annual meeting and to vote in person, please call us at (860) 928-6501 ext. 3057.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.